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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 26, 2006
                Date of Report (Date of earliest event reported)

                            Avantogen Oncology, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                 33-55254-28                 87-0438641
(State or Other Jurisdiction (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)

       2121 Avenue of the Stars, Suite 2460, Los Angeles, California 90067
               (Address of Principal Executive Offices) (Zip Code)

                                  310-553-5533
              (Registrant's telephone number, including area code)

                             Innovate Oncology, Inc.
       4660 La Jolla Village Drive, Suite 420, San Diego, California 92122
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

(a)      Dismissal of Cacciamatta Accountancy Corporation

On June 26, 2006, registrant dismissed its independent registered public accounting firm, Cacciamatta Accountancy Corporation ("Cacciamatta"). The dismissal of Cacciamatta was approved by the Board of Directors of registrant.

The reports of Cacciamatta on the consolidated financial statements of registrant as of and for the year ended December 31, 2005, as of December 31, 2004 and for the period from July 21, 2004 (Inception) to December 31, 2004 and for the cumulative period from July 21, 2004 to December 31, 2005 were modified based on the substantial doubt about registrant's ability to continue as a going concern in light of its operating losses. Such reports did not otherwise contain an adverse opinion or disclaimer of opinion and were not otherwise modified as to uncertainty, audit scope or accounting principles.

During the period from July 21, 2004 (Inception) through June 26, 2006, there were no disagreements with Cacciamatta on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cacciamatta, would have caused Cacciamatta to make reference thereto in connection with its reports on registrant's financial statements for such periods. During the period described in the preceding sentence, there were no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)).

Registrant provided Cacciamatta with a copy of the foregoing disclosures and requested that Cacciamatta furnish registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements or, if not, stating the respects in which it does not agree. The letter from Cacciamatta to the Securities and Exchange Commission, dated June 30, 2006, is filed herewith as Exhibit 16.1.

(b)      Engagement of Singer Lewak Greenbaum & Goldstein LLP

On June 26, 2006, Singer Lewak Greenbaum & Goldstein LLP ("SLGG") was appointed to serve as registrant's independent registered public accounting firm to audit registrant's financial statements for its fiscal year ending December 31, 2006. During registrant's fiscal periods ended December 31, 2005 and 2004 and through June 26, 2006, registrant did not consult with SLGG regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on registrant's financial statements and neither written nor oral advice was provided by SLGG that was an important factor considered by registrant in reaching a decision as to the accounting, auditing or financial reporting issue or any matter that was either the subject of any disagreement or event (as described in Regulation S-B, Item 304(a)(1)(iv)).

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

16.1 Letter dated June 30, 2006 from Cacciamatta Accountancy Corporation to the Securities and Exchange Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Avantogen Oncology, Inc.

                                    By: /s/ Christopher Nowers
                                        -------------------------------------
                                        Christopher Nowers
                                         Chief Executive Officer

 Date: June 30, 2006



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                                  EXHIBIT INDEX

16.1 Letter dated June 30, 2006 from Cacciamatta Accountancy Corporation to the Securities and Exchange Commission.